                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statement Nos. 33-60551, 333-44711, 333-50051, 333-82069 and 333-97569 of Triarc Companies,
Inc. on Form S-8 and in the related Prospectuses of our report dated February 2, 2001, with respect to the consolidated financial statements of Encore Capital Group, Inc. (formerly MCM Capital Group, Inc.) for the year ended December 31, 2000, included as Exhibit 99.1 to this Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

                                          Ernst & Young LLP

Kansas City, Missouri
March 26, 2003

106